Exhibit 4.1

                                   AOI LOGO

                            APPLE ORTHODONTIX, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

    THIS CERTIFICATE IS TRANSFERABLE IN DALLAS, TEXAS AND NEW YORK, NEW YORK

                                  COMMON STOCK

                                SEE REVERSE FOR
                        CERTAIN DEFINITIONS AND LEGENDS

                               CUSIP 037849 10 6

    FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK,
                              $.001 PAR VALUE, OF

                            APPLE ORTHODONTIX, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to the provisions of the laws of the State of Delaware and all of the provisions of the Restated Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

(SEAL APPLE ORTHODONTIX, INC.)

Dated:

SECRETARY


JOHN G. VORDRAK
CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

                            APPLE ORTHODONTIX, INC.

    The Corporation is authorized to issue Class A Common Stock, par value $.001 per share, Class B Common Stock, par value $.001 per share and Preferred Stock, par value $.001 per share. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine the powers, designations, preferences and relative, participating, optional or other rights between classes of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will furnish without charge to each stockholder who so requests a full statement of the foregoing as established from time to time by the Restated Certificate of Incorporation of the Corporation and by any certificate of designation. Any such request should be made to the Secretary of the Corporation at the offices of the Corporation.

    The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF GIFT MIN ACT _____Custodian __
TEN ENT - as tenants by the entireties                 (Cust.)      (Minor)
JT TEN  - as joint tenants with         Under Uniform Gifts to Minor Acts
          right of survivorship        Act ________________________________
          and not as tenants in common                 Minor
                               UNIF GIFT MIN ACT ____Custodian (until age ___)
                                                 (Cust)
                                             ________ under Uniform Transfers
                                             (    )
                                             the Minors Act________________
                                                             (State)

     Additional abbreviations may also be used through not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                    ]

______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                                  X __________________________________________
                                  X __________________________________________
                              NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(s) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By _____________________________

THE SIGNATURE MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT
S.E.C. RULE 17A d-15